                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to section 13 or 15(d) of
                      The Securities Exchange Act of 1934





                         Date of Report: July 10, 2000
                       (Date of earliest event reported)

                           Dominion Resources, Inc.
            (Exact name of registrant as specified in its charter)


           Virginia                       001-08489               54-1229715
  (State or other jurisdiction           (Commission           (I.R.S. Employer
of incorporation or organization)        File Number)        Identification No.)


                              120 Tredegar Street
                         Richmond, Virginia 23219-3932
                                (804) 819-2000
  (Address including zip code, and telephone number, including area code, of registrant's principal executive offices)



        (Former name or former address, if changed since last report.)
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ITEM 5. OTHER EVENTS

         On July 10, 2000, Dominion Resources, Inc. (the Company) entered into an underwriting agreement (the Underwriting Agreement) with Banc of America Securities LLC, Chase Securities Inc. and Lehman Brothers Inc., as Representatives of the Underwriters named in Schedule II of the Underwriting Agreement, for the sale of $700 million aggregate principal amount of the Company's 2000 Series B Senior Notes due July 15, 2005 and $400 million aggregate principal amount of the Company's 2000 Series C Senior Notes due July 15, 2003. Such Senior Notes, which are designated the 2000 Series B 7.625% Senior Notes due July 15, 2005 and the 2000 Series C 7.600% Senior Notes due July 15, 2003, are a portion of the $4.5 billion aggregate principal amount of securities that were registered by the Company pursuant to a registration statement on Form S-3 under Rule 415 under the Securities Act of 1933, as amended, which registration statement was declared effective on January 6, 2000 (File No. 333-93187). A copy of the Underwriting Agreement including exhibits thereto, is filed as Exhibit 1 to this Form 8-K.

         The designation of, and the terms and conditions applicable to, the 2000 Series B 7.625% Senior Notes due July 15, 2005 and the 2000 Series C 7.600% Senior Notes due July 15, 2003 were established as set forth in the Second and Third Supplemental Indentures, respectively, to the Company's Senior Indenture dated as of June 1, 2000, as supplemented by the First Supplemental Indenture dated as of June 1, 2000, and have been approved by the Board of Directors of the Company. Copies of the forms of Second and Third Supplemental Indentures are filed as Exhibits 4.2 and 4.3, respectively, to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

1 Underwriting Agreement, dated July 10, 2000, between the Company and Banc of America Securities LLC, Chase Securities Inc. and Lehman Brothers Inc., as Representatives of the Underwriters named in Schedule II of the Underwriting Agreement (filed herewith).

4.1 Form of Senior Indenture dated as of June 1, 2000 between the Company and The Chase Manhattan Bank, as Trustee, (Exhibit 4.1, Form 8-K, dated June 21, 2000 File No. 001-08489, incorporated by reference), as supplemented by the First Supplemental Indenture, dated as of June 1, 2000, (Exhibit 4.2, Form 8-K, dated June 21, 2000 File No. 001-08489, incorporated by reference) (collectively, the Senior Indenture).

4.2 Form of Second Supplemental Indenture to the Senior Indenture, dated as of July 1, 2000, pursuant to which the 2000 Series B 7.625% Senior Notes, due July 15, 2005, will be issued. The Form of the 2000 Series B 7.625% Senior Notes is included as Exhibit A to the Second Supplemental Indenture (filed herewith).

4.3 Form of Third Supplemental Indenture to the Senior Indenture, dated as of July 1, 2000, pursuant to which the 2000 Series C 7.600% Senior Notes, due July 15, 2003, will be issued. The Form of the 2000 Series C 7.600% Senior Notes is included as Exhibit A to the Second Supplemental Indenture (filed herewith).

12   Computation of Ratio of Earnings to Fixed Charges (filed herewith).
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                                   SIGNATURE



  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      DOMINION RESOURCES, INC.
                                      Registrant



                                      /s/ James P. Carney
                                      James P. Carney
                                      Assistant Treasurer



Date: July 11, 2000